ABTC

AMERICAN BATTERY TECHNOLOGY COMPANY

Corporate Presentation

Spring 2023

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company) management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all.

Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2022. The Company assumes no obligation to update any of the information contained or referenced in this press release.

Battery Metals Demand

Global Lithium-ion Batteries Manufactured (GWh/yr)



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
Passenger Evs
Commercial EVs
Electic two-and three-wheelers
Stationary Storage
Consumer Electronics
E-buses

Global Battery Metals Demand (Million Tonnes/yr)



14
12
10
8
6
4
2
0
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Lithium
Cobalt
Nickel
Graphite
Manganese
Iron
Phosphorus
Aluminum
Copper

Global demand for battery metals on pace to surpass $100B/yr by 2030

Source: BloombergNEF Electric Vehicle Outlook 2021

Challenges Facing the US Lithium Battery Market

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Three independent challenges from lack of domestic battery materials supply chain

Security of Supply

<1%

Of global battery materials produced by USA

Less than 1% of the global manufacturing capacity of each of the primary battery metals (lithium, nickel, cobalt, and manganese) is currently within the US.

Cost of Supply

Cost of battery minerals has soared alongside supply scarcity

The cost of manufacturing and importing these battery metals has grown rapidly over recent years as demand has grown at a far faster pace than new supply can enter the market.

Environmental Impact of Supply

Many conventional recycling and mining practices are harmful to the environment

The mining and recycling of these battery metals through conventional techniques can result in the emission of large amounts of greenhouse gases, criteria pollutants, and contaminated water and soil.

The Solution: **Circular** and **Domestic** Battery Materials Supply Chain

- A robust and **cost-competitive battery recycling** industry can make a meaningful impact on near-term domestic supply
- However, Recycling alone can not meet growing demand, **primary domestic supply of virgin battery metals** needs to be ramped rapidly
- In order to meet domestic needs, **alliances/partnerships need to be formed** amongst different sectors of the closed-loop supply chain



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
ABTC AMERICAN BATTERY TECHNOLOGY COMPANY
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Virgin Resources
(Brines, Clays, Ores)

Corporate Governance

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Independent Directors



TESLA
SR SOUTHERN RESEARCH
LOCKHEED MARTIN

Ryan Melsert

CEO / CTO / Chairman



GM
TPG

Beth Lowery



MAGNA
Ford
Uber

Sherif Marakby



EVgo FAST CHARGING
SunEdison
SUNPOWER

Julie Blunden



ERNST & YOUNG

Rick Fezell

Our Integrated Approach to Establishing Circularity

	ABTC's Integrated, IP Driven Tech Portfolio	Conventional Recycling Companies	Conventional Mining Companies
Security of Supply	**High** Battery Recycling, fast to market Resource Development, secure ownership	**Limited** Recycling only, limited by input volumes No resource ownership	**Limited** No fast to market recycling Long duration to develop resource
Cost of Supply	**Low** Battery Recycling, strategic demanufacturing Primary lithium, selective leaching	**High** Limited economies of scale, no access to high volume primary resources	**High** Utilize conventional extraction methodologies, no access to recycling
Environmental Impact of Supply	**Low** Battery Recycling, strategic demanufacturing Primary lithium, low chemical reagent consumption	**High** Conventional recycling techniques employ large chemical usage processes	**High** Conventional techniques, large water, energy, chemical consumption



Leading the Transition through Multiple Verticals

ABTC applies its intellectual property and expertise across three primary business functions to supply the market with **domestic**, **low-cost,** and **low-environmental impact** battery materials.

- **Lithium-ion Battery Recycling**
- **Primary Resource Development**
- **Metals Refining**

The output from these activities are industrial metals and **cathode-grade metals** including lithium hydroxide and refined cobalt, nickel, and manganese products.

Lithium-Ion Battery Recycling

Strategic De-Manufacturing Philosophy

Founding Gigafactory Design Team

- Tesla's Reno, Nevada Gigafactory; one of the **largest battery factories** in the world.





- ABTC CEO/CTO Ryan Melsert, former Tesla engineer, hosts expert station explaining fundamentals of battery manufacturing processes during **Gigafactory Grand Opening** in July 2016.

Treating Batteries as a Resource

- Deep understanding of raw materials processing, refined materials synthesis, electrode manufacturing, cell/module/pack manufacturing
- Leverage knowledge of defect mechanisms to undermine battery structure and increase efficiency for sorting and separation
- Conduct all sorting and separation in a fully-automated, hands-free process

ABTC Recycling Strategy


Strategic DeManufacturing
Chemical Extractions
Modules
Cells
Manufacturing Waste
Feed DeManufacturing
Cell Dissection
Separation/ Sorting
Inline Water Treatment
Shredded Industrial Metals & Plastics
Black Mass Filter Cake
Selective Dissolution
Impurity Removals
Selective Extractions
Chemical Agent Regeneration
Nickel Sulfate
Cobalt Sulfate
Manganese Sulfate
Lithium Hydroxide

Evaluating ABTC's Recycling Technology

	ABTC's Demanufacturing & Hydromet Process	Conventional Shredding and Hydrometallurgy	Pyrometallurgical & Conventional Smelting
Technology	**Automated De-manufacturing + Targeted Hydrometallurgical**	Mechanical Shredding + Bulk Hydrometallurgical	Pyrometallurgical, mechanical, thermal
Specific CapEx	**Low**	High	High
Specific OpEx	**Low**	High	Moderate
Recovery Rate	**> 90%**	> 90%	> 50%
Lithium Recovery	**Yes, Lithium Hydroxide recovered from each section**	Low	None

Award-Winning Approach

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

In 2019, BASF, one of the largest Cathode Manufacturers in North America, hosted a global competition to identify the most promising lithium-ion battery recycling technologies in the world. The winner to receive:

- Entry into BASF accelerator program, hosted by Greentown Labs in Boston, one of the largest clean technology business incubators in the world
- Cash grant and support funds, unlimited access to the BASF wet chemistry development laboratory
- Dedicated contacts within BASF (Cathode R&D, Cathode Manufacturing, Battery Metals Procurement, M&A)

Among ~100 applicants, ABTC was selected as sole winner of Battery Recycling Circularity Challenge

BASF We create chemistry

Stanley Black & Decker

Greentown Labs




GREENTOWNLABS

ABTC Is Demonstrating A Closed-Loop System

$2M Grant from the United States Advanced Battery Consortium

October 1st, 2021

"The overall objective is to challenge the existing recycling business model and innovate towards a value driven, self sustaining model for large format lithium-ion batteries."



GM
Ford
End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
C4V
Charging Ahead!
Cell Manufacturers
Waste Products
Active/Inactive Refined Materials
Waste Cells
Useful Product Life
BASF
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
ABTC
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Virgin Resources

- Recycling of battery packs and extraction of battery metals and refining products to meet rigorous **battery cathode feedstock specifications**
- Synthesis of **new active cathode materials**
- Fabrication **of large-format automotive battery cells** utilizing active cathode made from recycled battery metal feedstocks
- Performance testing of large format cells made from recycled vs virgin sourced battery metals

ABTC Is Demonstrating Its Closed-Loop System

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Bench scale samples delivered to cathode manufacturer for characterizations and qualification, followed by large batch materials




ABTC
Certificate of Analysis


ABTC
Certificate of Analysis


ABTC
Certificate of Analysis


ABTC
Certificate of Analysis

Battery Recycling: Next Generation Technologies

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

In Spring 2022, our proposal was submitted to DOE for **$20M project** to scale, optimize, and commercialize three next generation techniques to even further enhance performance of recycling train



***Bipartisan Infrastructure Law:** Electric Drive Vehicle Battery Recycling and Second Life Applications*

U.S. DEPARTMENT OF ENERGY

NEVADA

Battery Recycling and Technology Process Selections

PROJECT NAME: Advanced Separation and Processing Technologies for Enhanced Product Recovery and Improved Water Utilization, Cost Reduction, and Environmental Impact of an Integrated Lithium-Ion Battery Recycling System

APPLICANT: American Battery Technology Company (Reno, NV)

Federal Cost Share: $9,999,378

Recipient Cost Share: $10,000,622

Supply Chain Segment: Recycling

Project Description:
American Battery Technology Company (ABTC) and its partners will validate, test, and deploy at pre-commercial scale three disruptive advanced separation and processing technologies to its existing lithium-ion battery recycling facility to further enhance economic competitiveness, reduce environmental impact, and re-integrate an even greater percentage of the constituent components to the domestic battery manufacturing market. ABTC will work in partnership with Novonix Group, University of Nevada, Reno (UNR), University of Utah (U of U), North Carolina State University (NCSU), National Renewable Energy Laboratory (NREL), Argonne National Laboratory (ANL), and Idaho National Laboratory (INL), and with downstream material validation and offtake by Dainen Material, Novonix Group, and iM3NY.

ABTC has developed and is constructing an integrated pre-commercial scale recycling facility that will operate with many of these baseline technologies, however it has also developed several enhanced separation and processing techniques that will allow for the recovery of additional products and further reduction of energy and water consumption and life cycle greenhouse gas emissions. Through this proposed project, ABTC and its partners will validate and optimize each of these advanced technologies at the bench scale, then manufacture qualification batches of these products for evaluation and testing by downstream partners, followed by the scale-up of these advanced systems for integration into ABTC's existing pre-commercial scale lithium-ion battery recycling facility.

American Battery Technology Company is currently building a battery recycling facility located in Fernley, Nevada. The initial plant capacity will be able to process 20,000 metric tons per year of end-of-life batteries and battery manufacturing waste, scaling up to 100,000 metric tons per year. ABTC's Lithium-Ion Battery Recycling Pilot Plant will be an entirely new construction consisting of three functional building areas totaling approximately 100,000 square feet of floor space with 60,000 square feet dedicated production space.

"I've been a steadfast advocate for Nevada's booming clean-energy industry, including our cutting-edge companies engaged in manufacturing and recycling batteries," said **U.S. Senator Catherine Cortez Masto (NV)**. "I'm pleased that these grants from the Bipartisan Infrastructure Law I supported continue to come to the Silver State to support our innovative businesses and create jobs."

"This investment ensures that we are able to provide for the future demand of batteries, ensure a domestic supply chain of critical minerals and strengthen our national security. As a member of the Congressional Critical Minerals Caucus and a proud supporter of the Bipartisan Infrastructure Law, I will continue to work with the Administration to make critical investments in Nevada and across the nation to advance a clean energy future," said **U.S. Congressman Steven Horsford (NV-04)**.

In November 2022, ABTC was notified we were **selected for award by DOE for $20M project**

Move-In Ready, Commercial-Scale Facility

- Agreement to purchase a move-in-ready, 137,000 ft^2 commercial-scale battery recycling facility located in the Tahoe-Reno Industrial Center (TRIC) near Sparks, NV, to expand operations of its first-of-kind lithium-ion battery recycling technologies.

- This facility is equipped with the necessary infrastructure equipment, including the electrical distribution, HVAC, compressed air, nitrogen, water treatment, material handling, analytical quality control, and operational control rooms necessary to implement ABTC's internally-developed lithium-ion battery recycling technologies.



Primary Metals Resource Development

Domestic-US Lithium Deposit Overview



Utah Brine
Nevada Claystone
Salton Sea Geothermal Brine
Piedmont Spodumene
Smackover Brine

Tonopah Flats Lithium Deposit

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY



Regional - Nevada
NW Nevada
Reno, NV
NEVADA
Tonopah Flats Property Claims
Tonopah, NV
ABTC Research Development Center
ABTC Headquarters
Fernley Recycling Pilot Plant
ABTC Field Office
City/ Town
Highways
100 km
POWERED BY
VRIFY

https://vrify.com/decks/12566-tonopahflats

Tonopah Flats Lithium Deposit

Drill Hole	Total Depth Drilled	Thickness above Cutoff Concentration, 300 ppmw	Thickness above Cutoff Concentration, 600 ppmw	Peak Concentration (ppmw Li)
TF – 2101	400 ft	40 ft	0 ft	490
TF – 2102	550 ft	380 ft	195 ft	1,161
TF – 2103	480 ft	360 ft	180 ft	1,201
TF – 2104	550 ft	470 ft	270 ft	1,404
TF – 2105	550 ft	475 ft	410 ft	1,403
TF – 2106	440 ft	360 ft	180 ft	1,149
TF – 2207	415 ft	295 ft	210 ft	1,109
TF – 2208	510 ft	455 ft	405 ft	1,371
TF – 2209	500 ft	340 ft	175 ft	1,230
TF – 2210	500 ft	215 ft	100 ft	1,250
TF – 2211	500 ft	280 ft	45 ft	1,340
TF – 2212	500 ft	320 ft	40 ft	718
TF – 2213	500 ft	395 ft	140 ft	1,700
TF – 2214	500 ft	420 ft	140 ft	1,640
TF – 2215	500 ft	345 ft	30 ft	867
TF – 2216	500 ft	235 ft	35 ft	1,140



Shallow overburden
100% of Results >300 ppmw Li
89% of Results >600 ppmw Li
Deposit remains open below 500ft depth
Drill Depth (ft)
Lithium Concentration (ppmw)
0
50
100
150
200
250
300
350
400
450
500
550
600
0
100
200
300
400
500
600
700
800
900
1000

Tonopah Flats Lithium Deposit



Li > 300 ppm



Li > 500 ppm



Li > 1,000 ppm

Tonopah Flats Lithium Deposit

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

ABTC's third party contractor, RESPEC, acted as Qualified Person and published an SK-1300 compliant Inferred Resource Report to quantify this lithium-bearing resource. The report classifies these resources as Inferred and indicates that the project contains **15.8 million tons** of economically accessible lithium carbonate equivalent (LCE).

Classification	Cut-off (ppm Li)	Total Ktons	Ave. ppm Li	Li KTons	LCE KTons
Inferred	*300*	*5,289,000*	*561*	*2,970*	*15,800*

One of the Largest Known Lithium Deposits in the U.S. Identified at ABTC's Tonopah Flats Property


TECHNICAL REPORT SUMMARY FOR THE TONOPAH FLATS LITHIUM PROJECT, ESMERALDA AND NYE COUNTIES, NEVADA, USA
PREPARED FOR
ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY
100 WASHINGTON STREET
RENO, NV, USA
89503
FEBRUARY 2023
RESPEC
RESPEC.COM

https://americanbatterytechnology.com/wp-content/uploads/ABTC-TonopahFlats_InferredResourceReport_SK1300.pdf

Primary Metals Extraction

ABTC's Proprietary Primary Lithium Extraction

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Our Solution

- Domestic conventional brine and hard rock lithium-bearing resources aren't especially prevalent within the domestic-US, and have cost and environmental impact challenges
- A very large lithium-bearing deposit exists within sedimentary resources in central Nevada, however to date no economically viable process to recover these materials has been commercialized
- Instead of attempting to utilize existing legacy processes, this project team has developed a proprietary selective extraction technology w/ integrated process train
- A set of first-of-kind processes
  - Selective leaching
  - Targeted brine purification
  - Conversion and crystallization
- Low-cost and low-environmental impact lithium hydroxide monohydrate product
  - Meeting high energy density battery cathode material specifications



Scale Up of Primary Lithium Manufacturing Pilot Field Demonstration

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

$4.5M Grant for DOE Critical Materials Innovations

Project Initiated October 1, 2021

- ***Field Demonstration of Selective Leaching, Targeted Purification, and Electro-Chemical Production of Battery Grade Lithium Hydroxide Precursor from Domestic Claystone Resources***

- Bench-scale validations for lithium extraction from claystone resources
  - First-of-kind technology; Significantly reduced environmental impact from reduced chemical reagent consumption

- Construction of ~5 tonne/day field demonstration system to produce battery grade lithium hydroxide (LiOH)

DEPARTMENT OF ENERGY UNITED STATES OF AMERICA

DUPONT™



Scale Up of Primary Lithium Manufacturing Commercial Scale Refinery

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

In October 2022, ABTC notified it has been **selected for award by DOE for $115M project** to construct commercial scale Lithium Hydroxide refinery

Bipartisan Infrastructure Law:
Battery Materials Processing and Battery Manufacturing

U.S. DEPARTMENT OF ENERGY

Commercialization

PROJECT NAME: Large-Scale Demonstration of Domestic Manufacturing of Low-Cost and Low-Environmental Impact Battery-Grade Lithium Hydroxide from Unconventional Domestic Sedimentary Resources

APPLICANT: American Battery Technology Company

Federal Cost Share: $57,744,831

Recipient Cost Share: $57,744,831

Supply Chain Segment: Materials Separation & Processing (Cathode Minerals)



Raw Materials Extraction
01
02
03
04
Cell & Pack Manufacturing
05
Applications
06
Recycling

Project Description:
American Battery Technology Company (ABTC) and partners will build, and operate a commercial-scale facility to demonstrate its novel process for manufacturing battery cathode grade lithium hydroxide (LiOH) from unconventional Nevada-based lithium-bearing sedimentary resources. Through this demonstration, the domestic-U.S. lithium resource base can be expanded and create a more resilient U.S. battery manufacturing supply chain. ABTC has secured over 10,000 acres of these lithium-bearing sedimentary resources near Tonopah, NV, and its project team has been performing work under an existing grant award from the U.S. Department of Energy's Advanced Manufacturing Office (AMO) to demonstrate this process in an integrated multi-ton per day field demonstration system. With the support of this Bipartisan Infrastructure Law grant award, a 5,000 MT (metric tonnes) LiOH/year commercial processing plant will be constructed and operated at this resource site, with the capacity of the facility to subsequently be expanded to 30,000 MT LiOH/year.



THE WHITE HOUSE
WASHINGTON
>> The President: Well, we're happy you're doing it and happy for your innovation. Thank you.
WHITEHOUSE.GOV



ABTC
>> Mr. Melsert: And again, like I said, we're happy that you and the country are taking this risk with us.
WHITEHOUSE.GOV

Metal Supply Chain Industry Engagement

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

CMI Critical Materials INSTITUTE

The Critical Materials Institute is a U.S. DOE Energy Innovation Hub led by Ames Laboratory that seeks to accelerate innovative scientific and technological solutions to develop resilient and secure supply chains for rare-earth metals and other materials critical to the success of clean energy technologies.

- **ABTC is affiliate members of the CMI**
- **Ryan Melsert, appointed to Technical Advisory Board**

IRMA Initiative for Responsible Mining Assurance

The Initiative for Responsible Mining Assurance (IRMA) is the answer to a global demand for more socially and environmentally responsible mining. IRMA offers true independent third-party verification and certification against a comprehensive standard for all mined materials that provides 'one-stop coverage' of the full range of issues related to the impacts of industrial-scale mines.

- **ABTC is pending member of IRMA**
- **Ryan Melsert, appointed to "Mining & Circularity" Working Group to help develop and write industry standards and principles**



Thank You

(775) 473-4744

info@batterymetals.com

www.americanbatterytechnology.com

100 Washington Street, #100,
Reno, NV 89503